Exhibit 13.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, H. MacKenzie Millar, President and Chief Executive Officer of Millar Western Forest Products Ltd. (the "Company"), certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

          (i) the Company's annual report on Form 20-F for the fiscal year ended December 31, 2004 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  June 24, 2005

                                   /s/ H. MacKenzie Millar
                                   -------------------------------------
                                   H. MacKenzie Millar
                                   President and Chief Executive Officer